Exhibit 99.1

BONANZA CREEK ENERGY, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on [TBD]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BCEI2021SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ONA1A 1A1 2345678 1234567 2345678 1234567 2345678 1234567 234567 VOTE BY PHONE - 1-800-690-6903 1 OF 1 1 on [TBD]. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have 2 NAME THE COMPANY NAME INC. - COMMON CONTROL # → SHARES 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F123,456,789,012.12345 THE COMPA N Y NAME INC. - 401 K123,456,789,012.12345 x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: PAGE 1 OF 2 KEEP THIS PORTION FOR YOUR RECORDS 02 DETACH AND RETURN THIS PORTION ONLY 0000000000 the following proposal:ForAgainst Abstain 1. To vote on a proposal to approve the issuance of shares of Bonanza Creek common stock, par value $0.01 per share ("Bonanza Creek common stock"), to stockholders and noteholders of HighPoint Resources Corporation ("HighPoint"), in connection with the transactions pursuant to the terms of the Agreement and Plan of Merger, dated as of November 9, 2020 (as amended from time to time, the "merger agreement"), by and among Bonanza Creek, HighPoint and Boron Merger Sub, Inc., a wholly owned subsidiary of Bonanza Creek ("Merger Sub") (the "share issuance" and such proposal, the "share issuance proposal"). NOTE: The holders of the proxy shall vote in accordance with their discretion on such other business as may properly come before the meeting or any adjournment thereof. 000 0000479774_1 R1.0.0.148 JOB # Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ONA1A 1A1 SHARES CUSIP # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

0000479774_2 R1.0.0.148 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement and S-4 are available at www.proxyvote.com BONANZA CREEK ENERGY, INC. Special Meeting of Stockholders March [TBD], 2021 [TBD] a.m. (MST) This proxy is solicited by the Board of Directors The undersigned hereby appoints Cyrus D. Marter IV and Brant H. DeMuth, and each of them with the power to act without the other, and with the power of substitution as proxies and attorneys-in-fact, and hereby authorizes them to represent and to vote, as provided on the other side, all of the shares of Bonanza Creek Energy, Inc. common stock which the undersigned is entitled to vote, and in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the Company to be held March [TBD], 2021, or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made but the card is signed, this proxy will be voted FOR Proposal 1, and in the discretion of the proxies with respect to such other business as may properly come before the meeting, including concerning any adjournment of the meeting. Continued and to be signed on reverse side